                                                                 EXHIBIT 10(o)


                                                     Dated: September 26, 1995


                        TRADEMARK ASSIGNMENT OF SECURITY


     WHEREAS, Nuclear Metals, Inc., a Massachusetts corporation ("Borrower"), owns the trademarks and trademark applications shown on the attached SCHEDULE I (the "Trademarks"), for which there are recordings or applications in the United States Patent and Trademark Office under the numbers shown on SCHEDULE I; and

     WHEREAS, pursuant to (i) a Credit Agreement dated as of March 3l, 1995 by and among the Borrower, State Street Bank and Trust Company ("Bank") and Carolina Metals, Inc. ("CMI"), a wholly-owned subsidiary of the Borrower, as amended by First Amendment to Credit Agreement dated as of June 30, 1995 ("Amendment"); (ii) a certain letter agreement dated the date hereof by and among the Borrower, the Bank and CMI; and (iii) a Joint Security Agreement dated as of March 31, 1995 by and among the Borrower, the Bank and CMI, as amended by the Amendment and the First Amendment to Joint Security Agreement dated the date hereof (as further amended, modified, supplemented and/or restated from time to time, the "Security Agreement"), the Borrower is obligated to the Bank; and

     WHEREAS, pursuant to the Security Agreement, the Borrower has granted to the Bank a security interest in the Trademarks, all proceeds thereof, all rights corresponding thereto and the recordings and applications therefor and all goodwill of the business to which each of the Trademarks relates.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is acknowledged, the Borrower does hereby assign unto the Bank and grant to the Bank a security interest in and to the Trademarks, and proceeds thereof, all rights corresponding thereto, the recordings and applications therefor and the goodwill of the business to which each of the Trademarks relates, which assignment and security interest shall secure all of the "Obligations" as defined in the Security Agreement in accordance with terms and provisions thereof.

     The Borrower expressly acknowledges and affirms that the rights and remedies of the Bank with respect to the assignment and security interest granted hereby are more fully set forth in the Security Agreement.

     In WITNESS WHEREOF, the parties hereto have executed this Trademark Assignment under seal as of on the date first above written.

Dated:  Boston, Massachusetts           NUCLEAR METALS, INC.
        September 26, 1995


Witness:                           By:     /S/ JAMES M. SPIEZIO
                                      -----------------------------------
                                   Name:  James M. Spiezio
                                   Title:  V. P. Finance
    /S/ FRANK S. HAMBLETT
--------------------------------


Witness:                           STATE STREET BANK AND TRUST
                                     COMPANY

                                   By:     /S/ WILLIAM R. DEWEY IV
--------------------------------      -----------------------------------
                                   Name:  William R. Dewey IV
                                   Title:  Vice President

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                           September 26, 1995

     Then personally appeared, before me, the above-named James M. Spiezio the Vice President Finance of Nuclear Metals, Inc. and acknowledged the foregoing instrument to be the free act and deed of said corporation.

                                       /S/ TONI-ANN PEPPE
                                   -----------------------------------
                                   Notary Public

                                   My Commission Expires:  May 24, 2002



                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                           September 26, 1995

     Then personally appeared, before me, the above-named William R. Dewey IV the Vice President of State Street Bank and Trust Company and acknowledged the foregoing instrument to be the free act and deed of said corporation.

                                       /S/ TONI-ANN PEPPE
                                   -----------------------------------
                                   Notary Public

                                   My Commission Expires:  May 24, 2002

                                                                      SCHEDULE I



TRADEMARK           REGISTRATION NUMBER           REGISTRATION DATE

BERALCAST-TM-               TBD                          N/A
                    (application serial
                    number 74-620,903)








PABOS:AM:222782_1